UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 12, 2007

BANK OF FLORIDA CORPORATION

Florida	333-74997	59-3535315
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1185 Immokalee Road, Naples, Florida	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number:	(239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2007, Bank of Florida Corporation (“Company”) appointed Roy N. Hellwege, age 50, to serve as its Director of Banking. Mr. Hellwege has served as President and Chief Executive Officer of the Company’s wholly-owned subsidiary, Bank of Florida – Tampa Bay, since it began organizing in 2003. Prior to that, he served as Bay Area President for Gold Bank from 2002 to 2003 and as President and Chief Executive Officer of Colonial Bank for Tampa Bay from 1999 to 2002. Prior to those positions, Mr. Hellwege had a 23 year career with SunTrust, culminating with serving Regional President for the Tampa and St. Petersburg market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Florida Corporation
(Registrant)
Date: December 12, 2007	By:	/s/ Tracy L. Keegan
Tracy L. Keegan
Executive Vice President & Chief Financial Officer